EXHIBIT 99.1



PRESS RELEASE           FOR IMMEDIATE RELEASE
                        CONTACT:  Anderson L. Smith, President and CEO
                        Tel: (423) 586-8421



                           JEFFERSON BANCSHARES, INC.
                           --------------------------
                        ANNOUNCES DATE OF ANNUAL MEETING
                        --------------------------------


     Morristown,   Tennessee --  October  2,  2003.  Jefferson  Bancshares, Inc.
(Nasdaq: JFBI), announced today that the Corporation's annual meeting of shareholders will be held on Thursday, January 8, 2004.

     Jefferson Bancshares, Inc. is the holding company for Jefferson Federal Bank headquartered in Morristown, Tennessee.